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                                                                   EXHIBIT 10.19


                             EIGHTEENTH AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

         As of February 13, 2001, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement, dated March 18, 1998 (as amended by the first amendment thereto dated April 1, 1998, the second amendment thereto dated April 3, 1998, the third amendment thereto dated April 16, 1998, the fourth amendment thereto dated May 20, 1998, the fifth amendment thereto dated July 16, 1998, the sixth amendment thereto dated August 31, 1998, the seventh amendment thereto dated October 21, 1998, the eighth amendment thereto dated October 30, 1998, the ninth amendment thereto dated November 5, 1998, the tenth amendment thereto dated January 28, 2000, the eleventh amendment thereto dated January 28, 2000, the twelfth amendment thereto dated June 27, 2000, the thirteenth amendment thereto dated September 1, 2000, the fourteenth amendment thereto dated October 13, 2000, the fifteenth amendment thereto dated October 13, 2000, the sixteenth amendment thereto dated October 27, 2000, and the seventeenth amendment thereto dated January 25, 2001) (collectively the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

         Capitalized terms used but not defined in this Eighteenth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

         1. ADDITIONAL LIMITED PARTNERS. The Person identified on SCHEDULE 1 hereto is hereby admitted to the Partnership as an Additional Limited Partner, owning the number of Units and having made the Capital Contribution set forth on such SCHEDULE 1. Such Person hereby adopts the Partnership Agreement.

         2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

         3. PROTECTED AMOUNTS. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT"), dated as of January 24, 2001, by and between the Partnership and Jacob Family Trust, an irrevocable trust formed pursuant to a Trust Agreement dated October 1, 1992, a certain Protected Amount is being established for the Additional Limited Partner admitted pursuant to this Eighteenth Amendment, which Protected Amounts is reflected on EXHIBIT 1D attached hereto and shall be incorporated as part of EXHIBIT 1D of the Partnership Agreement.

         4. RATIFICATION. Except as expressly modified by this Eighteenth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

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         IN WITNESS WHEREOF, the undersigned has executed this Eighteenth
Amendment as of the date first written above.

                                    FIRST INDUSTRIAL REALTY TRUST, INC.,
                                    as sole general partner of the Partnership


                                    By:   /s/ Johannson L. Yap
                                       -----------------------------------------
                                       Name:  Johannson L. Yap
                                       Title: Chief Investment Officer




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

                                   SCHEDULE 1

                           ADDITIONAL LIMITED PARTNERS



  Additional or Substituted
        Limited Partner             Number of Units        Capital Contribution
        ---------------             ---------------        --------------------

Jacob Family Trust, an                  20,260                 $669,195.08
irrevocable trust formed
pursuant to a Trust Agreement
dated October 1, 1992






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

                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS



GENERAL PARTNER                                                NUMBER OF UNITS
---------------                                                ---------------
First Industrial Realty Trust, Inc.                                 30,892,739

LIMITED PARTNERS                                               NUMBER OF UNITS
----------------                                               ---------------
Kerry Acker                                                                154
Sanders H. Acker                                                           307
Charles T. Andrews                                                         754
Daniel R. Andrew, TR of the Daniel R.                                  137,489
Andrew Trust UA 12/29/92
The Arel Company                                                           307
William J. Atkins                                                       22,381
BSDK Enterprises                                                         3,596
E. Donald Bafford                                                        3,374
William Baloh                                                            8,731
Edward N. Barad                                                          1,141
Thomas K. Barad & Jill E. Barad Co-Trustees of the                       2,283
Thomas K. Barad & Jill E. Barad Trust Dated 10/18/89
Enid Barden Trust of June 28, 1996                                      23,088
Emil Billich                                                                77
Don N. Blurton & Patricia H. Blurton Trustees U/A dated                    598
4/11/96 Blurton 1996 Revocable Family Trust
James Bolt                                                               6,048
Harriett Bonn, Trustee U/A dated 3/5/97 FBO The Harriet                 24,804
Bonn Revocable Living Trust
Michael W. Brennan                                                       3,806
Alvin R. Brown & Helen Brown                                               307
Robert Brown                                                             2,123
Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR                 3,320
of the Bullock  Childrens  Education Trust UA 12/20/94,
FBO Benjamin Dure Bullock
Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR                 3,320
of the Bullock Childrens Education Trust UA 12/20/94,
FBO Christine Laurel Bullock


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

LIMITED PARTNERS                                               NUMBER OF UNITS
----------------                                               ---------------
Henry D. Bullock & Terri D. Bullock TR of the Henry D. &                 4,176
Terri D. Bullock Trust UA 8/28/92
Edward Burger                                                            9,261
Barbara Lee O'Brien Burke                                                  666
Ernestine Burstyn                                                        5,007
Calamer Inc.                                                             1,233
Perry C. Caplan                                                          1,388
Carew Corporation                                                       13,650
The Carthage Partners LLC                                               34,939
Magdalena G. Castleman                                                     307
Cliffwood Development Company                                           64,823
Collins Family Trust dated 5/6/69                                      162,985
Kelly Collins                                                           11,116
Michael Collins                                                         17,369
Community Foundation of North Texas Inc.                                 4,000
Charles S. Cook and Shelby H. Cook, tenants in the                         634
entirety
Caroline Atkins Coutret                                                  7,327
David Cleborne Crow                                                      5,159
Gretchen Smith Crow                                                      2,602
Michael G. Damone, trustee of the Michael G. Damone                    144,296
Trust UA 11/4/69
John E. De B. Blockey Trustee of The John E. De B.                       8,653
Blockey Revocable Trust
Robert L. Denton                                                         6,286
Henry E. Dietz Trust U/A 01/16/81                                       36,476
Steven Dizio and Helen Dizio, joint tenants                             12,358
W Allen Doane Trust U/A 05/31/91                                         4,416
Timothy Donohue                                                            100
Darwin B. Dosch                                                          1,388
Charles F. Downs                                                         1,508
Greg and Christina Downs, joint tenants                                    474
Gregory Downs                                                               48
Draizin Family Partnership, LP                                         357,896
Joseph S. Dresner                                                      149,531
Milton H. Dresner Trustee of the Milton Dresner                        149,531
Revocable Trust U/A 10/22/76
J. O'Neil Duffy, Sr.                                                       513
ESAA Associates Limited Partnership                                     24,217
Martin Eglow                                                               330



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

LIMITED PARTNERS                                               NUMBER OF UNITS
----------------                                               ---------------
Rand H. Falbaum                                                         17,022
Patricia O'Brien Ferrell                                                   666
Rowena Finke                                                               154
Elizabeth Fitzpatrick                                                    3,800
Elizabeth Hutton Hagen Fitzpatrick IRA Dated 9/1/91                        607
Fourbur Family Co., L.P.                                               588,273
Fred Trust dated 6/16/77                                                   653
Aimee Freyer-Valls                                                      14,557
Carol P. Freyer                                                         12,173
Carol P. Freyer Lifetime Trust dated 11/1/72                             2,384
Lee Karen Freyer                                                        10,665
Lee Karen Freyer Lifetime Trust dated 11/1/65                            2,384
David Fried                                                              1,326
Ester Fried                                                              3,177
Jack Friedman Trustee of The Jack Friedman Revocable                    26,005
Living Trust U/A 3/23/78
Robert L. Friedman                                                      28,500
Nancy Gabel                                                                 14
J. Peter Gaffney                                                           727
Gerlach Family Trust dated 6/28/85                                         874
Patricia O. Godchaux                                                     9,387
Martin Goodstein                                                           922
Dennis G. Goodwin and Jeannie L. Goodwin, tenants in the                 6,166
entirety
Jeffrey L. Greenberg                                                       330
Stanley Greenberg and Florence Greenberg, joint tenants                    307
Thelma C. Gretzinger Trust                                                 450
Stanley Gruber                                                          30,032
Melissa C. Gudim                                                        24,028
Timothy Gudim                                                           10,298
H/Airport GP Inc.                                                        1,433
H L Investors LLC                                                        4,000
H P Family Group LLC                                                   103,734
Vivian Hack Trustee U/A Dated 12/26/97 FBO The Vivian M.                22,522
Hack Living Trust
Clay Hamlin & Lynn Hamlin, joint tenants                                15,159
Lee O'Brien Trustee of The Martha J. Harbinson                           1,433
Testamentary Trust FBO Christopher C. O'Brien
Turner Harshaw                                                           1,132
Frank Harvey                                                             2,501

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

LIMITED PARTNERS                                               NUMBER OF UNITS
----------------                                               ---------------
Cathleen Hession                                                         3,137
Edwin Hession and Cathleen Hession, joint tenants                        7,979
Highland Associates Limited Partnership                                 69,039
Leland A. Hodges and Margery Ann Hodges, joint tenants                  55,000
Andrew Holder                                                               97
Ruth Holder                                                              2,612
Robert W. Holman Jr.                                                   150,213
Holman/Shidler Investment Corporation                                   22,079
Robert S. Hood Living Trust dated 1/9/90 & Amended                       3,591
12/16/96
Howard Trust dated 4/30/79, Howard F. Sklar trustee                        653
Steven B. Hoyt                                                         175,000
Jerry Hymowitz                                                             307
Karen L. Hymowitz                                                          154
Seymour Israel                                                          15,016
Frederick K. Ito & June Y Ito Trustees U-A Dated 9/9/98                  1,940
FBO The June Y I Ito Trust
Frederick K. Ito Trustee U-A Dated 9/9/98 FBO The                        1,940
Frederick K. Ito Trust
JPG Investment                                                             919
J P Trusts LLC                                                          35,957
Jacob Family Trust                                                      20,260
Michael W. Jenkins                                                         460
Jernie Holdings Corp.                                                  180,499
L. Chris Johnson                                                         3,196
Johnson Living Trust dated 2/18/83, H. Stanton and Carol                 1,078
A. Johnson, trustees
Thomas Johnson Jr. and Sandra L. Johnson, tenants in the                 2,142
entirety
Martha A. O'Brien Jones                                                    665
Charles Mark Jordan                                                         57
KEP LLC, a Michigan Limited Liability Company                           98,626
Nourhan Kailian                                                          2,183
H L Kaltenbacher P P K Kaltenbacher & J K Carr - Joseph                  1,440
C. Kaltenbacher Credit Shelter Trust
Sarsh Katz                                                                 307
Carol F. Kaufman                                                           166
Charles Kendall Jr. Rollover IRA Dated 1/21/93 Custodian                   656
Paine Webber

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

LIMITED PARTNERS                                               NUMBER OF UNITS
----------------                                               ---------------
Peter Kepic                                                              9,261
Jack Kindler                                                             1,440
Kirshner Family Trust #1 Dated 4/8/76 Bertron & Barbara                 29,558
Kirshner Trustees
Kirshner Trust #4 FBO Todd Kirshner Dated 12/30/76                      20,258
Bertron Kirshner Trustee
Arthur Kligman                                                             307
Joan R. Krieger Trustee of The Joan R. Kreiger                          15,184
Revocable Trust
William L. Kreiger, Jr.                                                  3,374
Babette Kulka                                                              330
Jack H. Kulka                                                              330
L P Family Group LLC                                                   102,249
Lambert Investment Corporation                                          13,606
Paul T. Lambert                                                         39,816
Chester A. Latcham & Co.                                                 1,793
Constance Lazarus                                                      417,961
Jerome Lazarus                                                          18,653
Princeton South at Lawrenceville LLC                                     4,692
Susan Lebow                                                                740
Aaron Leifer                                                             4,801
Georgia Leonard                                                            664
Robert Leonard III                                                       6,317
Duane Lund                                                                 617
Barbara Lusen                                                              307
MCS Properties, Inc.                                                     5,958
Richard McClintock                                                         623
McElroy Management Inc.                                                  5,478
William J. Mallen Trust dated 4/29/94 William J. Mallen                  8,016
Trustee
Stephen Mann                                                                17
Manor Properties                                                       143,408
R. Craig Martin                                                            754
J. Stanley Mattison                                                         79
Henry E. Mawicke                                                           636
Eileen Millar                                                            3,072
Larry L. Miller                                                         17,857
Linda Miller                                                             2,000
The Milton Dresner Revocable Trust UA October 22, 1976                 149,531
Lila Atkins Mulkey                                                       7,327
Peter Murphy                                                            56,184
Anthony Muscatello                                                      81,654
James Muslow, Jr.                                                        4,911

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

LIMITED PARTNERS                                               NUMBER OF UNITS
----------------                                               ---------------
Joseph Musti                                                             1,508
Dean A. Nachigall                                                       10,076
Kris Nielsen                                                               178
New Land Associates Limited Partnership                                  1,664
North Star Associates Limited Partnership                               19,333
Catherine A. O'Brien                                                       832
Catherine O'Brien Sturgis                                                  666
Martha E. O'Brien                                                          832
George F. Obrecht                                                        5,289
Paul F. Obrecht, Jr.                                                     5,289
Richard F. Obrecht                                                       5,289
Thomas F. Obrecht                                                        5,289
Arden O'Connor                                                          13,845
Peter O'Connor                                                          66,181
Steve Ohren                                                             33,366
P & D Partners LP                                                        1,440
Pacifica Holding Company                                                72,870
Partridge Road Associates Limited Partnership                            2,751
Sybil T. Patten                                                          1,816
Peegee LP                                                                4,817
Lawrence Peters                                                            960
Betty S. Phillips                                                        3,912
Jeffrey Pion                                                             2,879
Pipkin Family Trust dated 10/6/89                                        3,140
Peter M. Polow                                                             557
Francis Pomar                                                            8,338
Keith J. Pomeroy Revocable Trust Agreement, dated                      161,036
December 13, 1976, as amended and restated on June 28, 1995
Robert J. Powers, trustee of the Robert J. Powers                       37,674
Revocable Living Trust U/A 12/28/89
Princeton South at Lawrenceville One                                     4,426
Abraham Punia Individually and to the Admission of                         307
Abraham Punia
RBZ LLC, a Michigan limited liability company                              155
R E A Associates                                                         8,908
Marilyn Rangel IRA dated 2/5/86                                            969
Richard Rapp                                                                23
Jack F. Ream                                                             1,071
Reger Investment Fund Ltd.                                              22,556
Seymour D. Reich                                                           154

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

LIMITED PARTNERS                                               NUMBER OF UNITS
----------------                                               ---------------
James C. Reynolds                                                       40,284
Andre G. Richard                                                         1,508
RJB Ford City Limited Partnership, an Illinois limited                 158,438
partnership
RJB II Limited Partnership, an Illinois limited                         40,788
partnership
Edward C. Roberts and Rebecca S. Roberts, tenants in the                 8,308
entirety
W.F.O. Rosenmiller                                                         634
Leslie A. Rubin LTD                                                      4,048
SPM Industrial LLC                                                       5,262
SRS Partnership                                                          2,142
James Sage                                                               2,156
James R. Sage                                                            3,364
Kathleen Sage                                                            3,350
Wilton Wade Sample                                                       5,449
Edward Jon Sarama                                                          634
Henry J. Satsky                                                          2,708
Debbie B. Schneeman                                                        740
Debbie B. Schneeman & Susan Lebow, trustees of the                       2,250
Roslyn Greenberg 1992 Trust
Norma A. Schulze                                                           307
Sealy & Company, Inc.                                                   37,119
Sealy Florida, Inc.                                                        675
Mark P. Sealy                                                            8,451
Sealy Professional Drive LLC                                             2,906
Sealy Real Estate Services, Inc.                                       148,478
Sealy Unitholder LLC                                                    31,552
Scott P. Sealy                                                          40,902
Shadeland Associates Limited Partnership                                42,976
Sam Shamie, as trustee of Sam Shamie Trust Agreement                   422,340
dated March 16, 1978, as restated on November 16, 1993
Frances Shankman Insurance Trust                                        16,540
Garrett E. Sheehan                                                         513
Jay H. Shidler                                                          68,020
Jay H. Shidler and Wallette A. Shidler, tenants in the                   1,223
entirety
Shidler Equities LP                                                    254,541
Siskel Family Partnership                                               11,359
Trustee U/A Dated 3/06/98 FBO The Suzanne E. Siskel &                    3,802
Peter Gajewski Community Property Trust
D.W. Sivers Co.                                                         94,265

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

LIMITED PARTNERS                                               NUMBER OF UNITS
----------------                                               ---------------
Sivers Investment Partnership                                          283,500
Sivers Family Real Property Limited Liability Company                   12,062
Wendell C. Sivers Marital Trust u/w/d February 20, 1981                 14,020
Dennis W. Sivers                                                        27,636
Estate of Albert Sklar                                                   3,912
Michael B. Slade                                                         2,829
Kevin Smith                                                             13,571
Steve Smith                                                                386
Arnold R. Sollar, executor of the estate of                                307
Dorothy Sollar
Spencer and Company                                                        154
S. Larry Stein, trustee under Revocable Trust Agreement                 63,630
dated 9/22/99 S. Larry Stein Grantor
Robert Stien, trustee U/A Dated 5/21/96 FBO Robert Stein                63,630
Sterling Alsip Trust dated August 1, 1989, Donald W.                       794
Schaumbuger trustee
Sterling Family Trust dated 3/27/80                                      3,559
Jonathan Stott                                                          80,026
Victor Strauss                                                              77
Mitchell Sussman                                                           410
TUT Investments I LLC                                                    5,274
Donald C. Thompson Trustee U/A Dated 12/31/98 FBO Donald                39,243
C. Thompson Revocable Family Trust
Michael T. Tomasz Trustee of the Michael T. Tomasz Trust                36,033
U/A Dated 02-05-90
Barry L. Tracey                                                          2,142
William S. Tyrrell                                                       2,906
Burton S. Ury                                                            9,072
WSW 1998 Exchange Fund LP                                               32,000
Steve Walbridge                                                            338
James J. Warfield                                                          330
Phyllis M. Warsaw Living Trust, Phyllis M. Warsaw trustee               16,540
William B. Wiener, Jr.                                                  41,119
Patricia Wiener-Shifke                                                  12,944
Wilson Management Company                                               35,787
Elmer H. Wingate                                                         1,688


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

LIMITED PARTNERS                                               NUMBER OF UNITS
----------------                                               ---------------
Ralph G. Woodley, as Trustee under Revocable Trust                      24,319
Agreement dated September 27, 1989
Worlds Fair Partners Limited Partnership                                 1,664
Woslum, Inc.                                                             2,427
Sam L. Yaker, trustee of The Sam L. Yaker Revocable                     37,870
Trust Agreement dated February 14, 1984
Johannson Yap                                                            1,680
Richard H. Zimmerman, trustee of The Richard H.                         58,988
Zimmerman Living Trust dated October 15, 1990, as amended
Gerald & Sharon Zuckerman joint tenants                                    615




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

                                   EXHIBIT 1D

                                PROTECTED AMOUNTS



CONTRIBUTOR PARTNER                                             PROTECTED AMOUNT
-------------------                                             ----------------

Jacob Family Trust, an irrevocable trust                              *see below
formed pursuant to a Trust Agreement
dated October 1, 1992


--------------------

* An amount equal to (a) the taxable gain, if any, that would be realized by such Additional Limited Partner if such Additional Limited Partner were to dispose of its Interest for no consideration other than the release or deemed release of liabilities of the partnership assumed by or otherwise allocable to such Additional Limited Partner under Code Section 752, as such hypothetical gain is determined from time to time, less (b) such Additional Limited Partner's share of "qualified nonrecourse financing" as defined in Code Section 465(b)(6) and the Treasury Regulations thereunder, as such share is determined in accordance with Treasury Regulations Section 1.752-3(a).



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